Exhibit 10.1

EXECUTION COPY

PNM Resources, Inc.

3,400,000 Shares of Common Stock

UNDERWRITING AGREEMENT

New York, New York
March 23, 2005

Banc of America Securities LLC
Morgan Stanley & Co. Incorporated
Wachovia Capital Markets, LLC
   as Representatives for the Underwriters
   listed in Schedule II hereto

c/o Banc of America Securities LLC
9 West 57th Street
New York, New York 10019

c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

c/o Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288-8905

Ladies and Gentlemen:

PNM Resources, Inc., a New Mexico corporation (the "Company") confirms its agreement with the Underwriters with respect to the issuance and sale by the Company and the purchase by the Underwriters, of the respective amounts as set forth on Schedule II of 3,400,000 shares (the "Firm Shares") of Common Stock (no par value) of the Company (the "Common Stock") and, at the option of the Underwriters, up to an additional 510,000 shares of Common Stock (the "Option Shares"; the Firm Shares and the Option Shares are collectively hereinafter referred to as the "Shares") on the terms and for the purposes set forth in Section 2.

Capitalized terms used herein without definition shall be used as defined in the Prospectus (as defined in paragraph 1(b) below), except as otherwise noted herein.  The term "Underwriters" as used herein shall be deemed to mean the several persons, firms or corporations (including the representatives hereinafter mentioned) named in Schedule II hereto, and the term "Representatives" as used herein shall be deemed to mean the representatives to this Agreement.  By signing this Agreement, the Representatives represent that they have been authorized by the other Underwriters to execute this Agreement on their behalf and to act for them in the manner herein provided.  If there shall be only one person, firm or corporation named as an addressee above, the term "Representatives" as used herein shall mean that person, firm or corporation.  If there shall be only one person, firm or corporation named in Schedule II hereto, the term "Underwriters" as used herein shall mean that person, firm or corporation.  All obligations of the Underwriters hereunder are several and not joint.  Unless otherwise stated, any action under or in respect of this Agreement taken by the Representatives will be binding upon all the Underwriters.  For purposes of this Agreement, "Underwriters' Counsel" shall mean Troutman Sanders LLP.

1.                  Representations and Warranties of the Company.  The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

(a)                Filing of Registration Statement and any Preliminary Prospectus with SEC.  The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "1933 Act"), and has filed with the Securities and Exchange Commission (the "SEC") the Registration Statements (as defined below) and each Preliminary Prospectus (as defined below) relating to the Shares, required to be filed pursuant to Rule 424 under the 1933 Act; and the Registration Statements have been declared effective by the SEC under the 1933 Act and meet the requirements set forth in paragraph (a)(1)(ix) or (a)(1)(x) of Rule 415 under the 1933 Act and comply in all other material respects with such Rule 415.  No stop order suspending the effectiveness of the Registration Statements or any part thereof has been issued under the 1933 Act and no proceedings for that purpose have been instituted or threatened by the SEC, and any request on the part of the SEC for additional information has been complied with by the Company.  For purposes of this Agreement, the following terms used herein shall have the following meanings:  (i) "Registration Statements", collectively, shall mean the registration statement on Form S-3 (No. 333-106080) and the registration statement on Form S-3 (No. 333-121059) (the "Second Registration Statement"), in each case, filed by the Company with the SEC for the registration under the 1933 Act of certain securities of the Company, including the Shares, as amended and supplemented to the date of this Agreement and including the exhibits thereto, and shall be deemed to include the Incorporated Documents (as defined below) as of the date hereof; (ii) "Incorporated Documents" shall mean the documents filed by the Company with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"), that are, or are deemed to be, incorporated by reference in the Preliminary Prospectus or the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act; (iii) "Preliminary Prospectus" shall mean (A) the combined prospectus included in the

Second Registration Statement prior to the initial Effective Date (as defined below) with respect to the Second Registration Statement, or (B) any supplement to the combined prospectus included in the Second Registration Statement at the initial Effective Date with respect to the Second Registration Statement, as such prospectus may be amended or supplemented as of the date thereof, used in connection with the offering and sale of the Shares (other than making confirmations of sales of the Shares) filed with the SEC pursuant to Rule 424 under the 1933 Act, and shall in each case be deemed to include the Incorporated Documents; and (iv) "Effective Date" with respect to each Registration Statement shall mean the later of (x) the date or time that such Registration Statement or any post-effective amendment thereto was declared effective by the SEC under the 1933 Act and (y) the date that the Company's most recent Annual Report on Form 10-K was filed with the SEC under the 1934 Act.  For purposes of this Agreement, the words "amend," "amendment," "amended," "supplement" or "supplemented" with respect to the Registration Statement or the Prospectus shall mean (i) amendments or supplements to the Registration Statement or the Prospectus and (ii) Incorporated Documents, in each case filed with the SEC or sent to prospective purchasers of the Shares after the date of this Agreement and prior to the completion of the distribution of the Shares; provided, however, that any supplement to the prospectus included in the Second Registration Statement at the initial Effective Date with respect to the Second Registration Statement, as such prospectus may be amended or supplemented, filed with the SEC pursuant to Rule 424(b) under the 1933 Act with respect to an offering of securities of the Company other than the Shares shall not be deemed to be a supplement to, or a part of, the Prospectus.

(b)               Registration Statements; Prospectus; Incorporated Documents. (i)  The Registration Statements, at their respective Effective Dates, any Preliminary Prospectus, when delivered to the Underwriters for their use in marketing the Shares, and the Prospectus, at the time it is filed with the SEC pursuant to Rule 424(b) under the 1933 Act and when delivered to the Underwriters for their use in making confirmations of sales of the Shares, complied and will comply, as the case may be, in all material respects with the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder; (ii) the Registration Statement, at the Effective Date, did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Prospectus, at the time it is filed with the SEC pursuant to Rule 424(b) under the 1933 Act, when delivered to the Underwriters for their use in making confirmations of sales of the Shares at the Closing Date (and, if any Shares that are Option Shares are purchased, at the Second Closing Date), will not and any Preliminary Prospectus, when delivered to the Underwriters for their use in marketing the Shares, did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iv) each Incorporated Document, at the time it was or is filed with the SEC, or at the time it became or becomes effective, pursuant to the 1934 Act, complied and will comply, as the case may be, in all material respects with the applicable requirements of the 1934 Act and the rules and regulations of the SEC thereunder and, at such times, did not contain and will not contain, as the case may be, an untrue statement of a material fact and did not omit and will not omit, as the case may be, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that, in the case of clauses (i), (ii) and (iii) above, the Company makes no representation or warranty as to information  furnished by the Underwriters in writing to the Company expressly for use in the Prospectus, which for purposes of this Agreement shall be deemed to consist solely of the statements set forth in the sentence on the cover page of the Prospectus Supplement relating to delivery of the Shares and, under the caption "Underwriting" in the Prospectus Supplement, the third paragraph and the two successive paragraphs relating to stabilizing transactions (collectively, the "Underwriter Information"). For purposes of this Agreement, "Prospectus" shall mean the combined prospectus included in the Second Registration Statement at the initial Effective Date with respect to the Second Registration Statement, as such prospectus may be amended or supplemented (including by Incorporated Documents) as of the date hereof, including by a supplement thereto specifying the terms of the Shares and the plan of distribution thereof (the "Prospectus Supplement"), as first filed with the SEC pursuant to Rule 424(b) under the 1933 Act.

(c)                Due Incorporation and Qualification of the Company and its Subsidiaries.  The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification where the failure to be so qualified would, individually or in the aggregate, reasonably be expected to cause a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Change").  Each significant subsidiary (as defined in Rule 405 under the 1933 Act) of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus; each such subsidiary is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification where the failure to be so qualified would, individually or in the aggregate, reasonably be expected to cause a Material Adverse Change; and all of the issued and outstanding capital stock of each such subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable, and all of such capital stock is owned by the Company, directly or indirectly, free from liens, encumbrances and defects of title, with the exception of the outstanding preferred stock of Public Service Company of New Mexico, which is owned by third parties.

(d)               Holding Company Status. The Company is a "public utility holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), and is registered as such under such Act.

(e)                Authorization of the Shares.  The Shares have been duly authorized for issuance and sale pursuant to this Agreement and when issued and delivered by the Company pursuant to this Agreement will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights.

(f)                 Conformity to Description.  The Shares conform in all material respects to the description thereof contained in the Prospectus.

(g)                Listing on NYSE.  The Common Stock is, and upon issuance the Shares will be, listed on the New York Stock Exchange.

(h)                Material Adverse Changes.  Since the date of the most recent financial statements to be included or incorporated by reference in the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Change, except as set forth in or contemplated in the Prospectus (exclusive of any supplement other than the Prospectus Supplement filed after the date hereof).

(i)                  Underwriting Agreement.  This Agreement has been duly authorized, executed and delivered by the Company.

(j)                 Investment Company Act.  The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or a company "controlled" by an "investment company" which is required to be registered under the Investment Company Act of 1940, as amended.

(k)               Regulatory Approvals; No Other Consents Required.  An appropriate order or orders have been entered by the SEC under the 1935 Act (the "1935 Act Order"), authorizing the transactions contemplated by this Agreement; the 1935 Act Order is in full force and effect and is not subject to any pending appeal or request for rehearing or reconsideration; the 1935 Act Order is sufficient to authorize the issuance and sale of the Shares; and no further consent, approval, authorization, filing with or order of any court or governmental agency or body is required for the issuance and sale by the Company of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, such as will be obtained under the 1934 Act, such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated herein and in the Prospectus and the filing of a Rule 24 certificate pursuant to the 1935 Act Order.

(l)                  No Conflicts. Neither the issuance and sale by the Company of the Shares, the compliance by the Company with all of the provisions of this Agreement, nor the consummation of the transactions herein contemplated, will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its subsidiaries or (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties; the execution, delivery and performance of this Agreement will not require the approval or consent of any holder or trustee of any debt or other obligations or securities of the Company which will not have been obtained.

(m)              Financial Statements. The consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Prospectus and the Registration Statements present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Prospectus Supplement Summary - Summary Financial Data" in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein.

(n)                Litigation.  No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to cause a Material Adverse Change, except as set forth in or contemplated in the Prospectus (exclusive of any supplement other than the Prospectus Supplement filed after the date hereof); and no labor disturbance by or dispute with the employees of the Company exists or is, to the best knowledge of the Company, threatened or is imminent that could reasonably be expected to cause a Material Adverse Change, except as set forth in or contemplated in the Prospectus (exclusive of any supplement other than the Prospectus Supplement filed after the date hereof).

(o)               Compliance.  The Company owns or leases all such properties as are necessary to the conduct of its operations as presently conducted; the Company is not in non-compliance with any term or condition of, nor has failed to obtain and maintain in effect, any license, certificate, permit or other governmental authorization required for the ownership or lease of its property or the conduct of its business, which violation, non-compliance or failure, individually or in the aggregate, could reasonably be expected to cause a Material Adverse Change, except as set forth in or contemplated in the Prospectus (exclusive of any supplement other than the Prospectus Supplement filed after the date hereof); and the Company has not received notice of any proceedings relating to the revocation or material modification of any such license, certificate, permit or other authorization.

(p)               No Defaults. Neither the Company nor any of its significant subsidiaries (as defined in Rule 405 under the 1933 Act) is in violation or default of (i) any provision of its charter or bylaws or (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject.  Neither the Company nor any of its significant subsidiaries is in violation or default of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of such subsidiaries or any of its or their properties, as applicable, which violation or default, individually or in the aggregate, could reasonably be expected to cause a Material Adverse Change.

(q)               Independent Registered Public Accountants. Deloitte & Touche LLP (the "Accountants"), who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Prospectus, are independent registered public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published rules and regulations thereunder.

(r)                 Capital Stock.  The Company has an authorized capitalization as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

(s)                Environmental Matters.  Except as described in the Prospectus, each of the Company and its subsidiaries (i) is in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such non-compliance with Environmental Laws or failure to receive, or comply with the terms and conditions of required permits, licenses or approvals, would not, individually or in the aggregate, reasonably be expected to cause a Material Adverse Change.

(t)                 Accounting Controls and Disclosure Controls.  The Company and its subsidiaries maintain (x) systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (y) disclosure controls and procedures (as defined in Rule 13a-15(e) under the 1934 Act).

(u)                Sarbanes-Oxley.  To the best of its knowledge, the Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") that are effective and the rules and regulations of the SEC that have been adopted and are effective thereunder.

(v)                Acquisition of TNP Enterprises, Inc.  The Company has no reason to believe that (i) any representation or warranty made by SW Acquisition, L.P. ("SW Acquisition") in Article III of the Stock Purchase Agreement dated as of July 24, 2004 between the Company and SW Acquisition (as amended, the "Acquisition Agreement") is untrue or incorrect in any material respect or (ii) SW Acquisition will be unable to deliver the certificates as specified in Sections 7.02(a) and 7.02(b) of the Acquisition Agreement.

(w)             Consolidated Capitalization.  As of the date of the financial statements filed with the Company's most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K, each of the Company and Public Service Company of New Mexico had common equity of at least thirty percent (30%) of "consolidated capitalization" (within the meaning of the 1935 Act Order).

(x)                Ratings.  As of the date of this Agreement, the Company does not have any outstanding securities that are rated by any nationally recognized statistical rating organization (within the meaning of the 1935 Act Order).

Any certificate signed by any officer of the Company and delivered to the Representatives or Underwriters' Counsel in connection with the offering of the Shares shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2.                  Purchase.

(a)                On the basis of the representations and warranties herein contained, but subject to the terms and conditions set forth in this Agreement, the Company agrees to issue and sell to the Underwriters and the Underwriters agree to purchase from the Company, at the price, place and time specified, the total number of Firm Shares set forth in Schedule I hereto.  The number of Firm Shares to be purchased by each Underwriter hereunder shall be that number of Firm Shares set forth in Schedule II opposite the name of such Underwriter, plus any additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.  In addition, the Company agrees to issue and sell to the Underwriters up to the total number of Option Shares to the Underwriters, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, have the option to purchase the Option Shares.  Such option is granted solely for the purposes of covering over-allotments in the sale of the Firm Shares and is exercisable as provided herein.  The price of both the Firm Shares and the Option Shares shall be as set forth in Schedule I hereto.  The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of Option Shares to be purchased by the several Underwriters as such Underwriter is purchasing of the Firm Shares, subject to such adjustments as the Representatives in their sole discretion shall make to eliminate any fractional shares.

(b)               The Company shall not be obligated to deliver any of the Shares to be delivered on the First Closing Date (as defined in Section 3) or the Second Closing Date (as defined in Section 3), as the case may be, except upon payment for all the Shares to be purchased on such Closing Date as provided herein.

3.                  Time and Place of Closing.  Delivery of the Firm Shares to, and payment therefor by, the Underwriters shall be made at the time, place and date specified in Schedule I or such other time, place and date as the Representatives and the Company may agree upon in writing.  The hour and date of such delivery and payment are herein called the "First Closing Date" or the "Closing Date", as the context implies.  On the First Closing Date, the Company, through the facilities of The Depository Trust Company ("DTC"), shall deliver or cause to be delivered a securities entitlement with respect to the Firm Shares to the Underwriters against payment of the purchase price by wire transfer of same-day funds to a bank account designated by the Company.  Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the Underwriters' obligation hereunder.  Upon delivery, the Firm Shares shall be registered in the name of Cede & Co., as nominee for DTC.

At any time on or before the thirtieth day after the date of this Agreement, the option granted in Section 2 may be exercised by the Underwriters' written notice being given to the Company.  Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised, the denominations in which the Option Shares are to be issued and the date and time, as determined by the Underwriters, when the Option Shares are to be delivered; provided, however, that this date and time shall not be earlier than the First Closing Date nor earlier than the fourth business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised.  The date and time the Option Shares are delivered are sometimes referred to as the "Second Closing Date" and the First Closing Date and the Second Closing Date are sometimes each referred to as a "Closing Date".

Delivery of and payment for the Option Shares shall be made at the place specified pursuant to the first sentence of the first paragraph of this Section 3 (or at such other place as shall be determined by agreement among the Underwriters and the Company) at 10:00 A.M., New York City time, on the Second Closing Date.  On the Second Closing Date, the Company, through the facilities of DTC, shall deliver or cause to be delivered a securities entitlement with respect to the Option Shares to the Underwriters for their accounts against payment of the purchase price by wire transfer of same-day funds to a bank account designated by the Company.  Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the Underwriters' obligation hereunder.  Upon delivery, the Option Shares shall be registered in the name of Cede & Co., as nominee of DTC.

4.                  Covenants of Company.  The Company covenants and agrees that:

(a)                Filing of Prospectus.  The Company will promptly transmit copies of the Prospectus, and any amendments or supplements thereto, in a form approved by the Underwriters, to the SEC for filing pursuant to Rule 424(b) under the 1933 Act.

(b)               Copies of Registration Statements and Prospectus; Notice of Stop Orders.  The Company will deliver to the Underwriters and to Underwriters' Counsel (i) one conformed copy of each Registration Statement as originally filed, including copies of exhibits thereto (other than any exhibits incorporated by reference therein), (ii) conformed copies of any amendments and supplements to each Registration Statement, including copies of the Incorporated Documents (other than exhibits thereto), and (iii) a conformed copy of each consent and certificate included or incorporated by reference in, or filed as an exhibit to, each Registration Statement as so amended and supplemented; prior to 10:00 a.m., New York City time, on the business day next succeeding the date of this Agreement and from time to time as soon as practicable thereafter, the Company will deliver to the Underwriters as many copies of the Prospectus as amended or supplemented as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act; the Company will promptly advise the Underwriters of the issuance of any stop order under the 1933 Act with respect to the Registration Statements (as amended or supplemented) or the institution of any proceedings therefor, or the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, of which the Company shall have received notice or otherwise have knowledge prior to the completion of the distribution of the Shares; and the Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to secure the prompt removal thereof.

(c)                Filing of Amendments or Supplements.  During the period when a prospectus relating to the Shares is required to be delivered under the 1933 Act by any Underwriter or any dealer, the Company will not file any amendment or supplement to the Registration Statements, the Prospectus (or any other prospectus relating to the Shares filed pursuant to Rule 424(b) under the 1933 Act that differs from the Prospectus as filed pursuant to such Rule 424(b)) or any Incorporated Document to which any Underwriter or Underwriters' Counsel shall object.

(d)               Compliance with 1933 Act.  During the period when a prospectus relating to the Shares is required to be delivered under the 1933 Act by any Underwriter or any dealer, the Company will comply, at its own expense, with all requirements imposed by the 1933 Act, as now and hereafter amended, and by the rules and regulations of the SEC thereunder, as from time to time in force, so far as necessary to permit the continuance of sales of or dealing in the Shares during such period in accordance with the provisions hereof and as contemplated by the Prospectus.

(e)                Certain Events and Amendments or Supplements.  If, during the period when a prospectus relating to the Shares is required to be delivered under the 1933 Act by any Underwriter or any dealer, (i) any event relating to or affecting the Company or of which the Underwriters shall advise the Company in writing shall occur as a result of which, in the opinion of the Underwriters or the Company, the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it shall be necessary to amend or supplement the Registration Statements or the Prospectus to comply with the 1933 Act, the 1934 Act or the rules and regulations of the SEC thereunder, the Company will forthwith at its expense prepare and furnish to the Underwriters a reasonable number of copies of such amendment or supplement that will correct such statement or omission or effect such compliance.  Neither the Underwriters' consent to, nor the Underwriters' delivery of, any such amendment or supplement prior to the Closing Date shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

(f)                 Blue Sky Qualifications.  During the period when a prospectus relating to the Shares is required to be delivered under the 1933 Act by any Underwriter or any dealer, the Company will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Underwriters may reasonably designate and will file and make in each year such statements or reports as are or may be reasonably required by the laws of such jurisdictions; provided, however, that the Company shall not be required to qualify as a foreign corporation, qualify as a dealer in securities or file a general consent to service of process under the laws of any jurisdiction.

(g)                Earning Statement.  In accordance with Rule 158 under the 1933 Act, the Company will make generally available to its security holders and to holders of the Shares, as soon as practicable, an earning statement (which need not be audited) in reasonable detail covering the 12 months beginning not later than the first day of the month next succeeding the month in which occurred the effective date (within the meaning of Rule 158 under the 1933 Act) of the Second Registration Statement.

(h)                Exchange Act Documents; Ratings Notification.  During the period when a prospectus relating to the Shares is required to be delivered under the 1933 Act by any Underwriter or any dealer, the Company will file promptly all documents required to be filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act; and the Company will promptly notify the Underwriters of any written notice given to the Company by any "nationally recognized statistical rating organization" within the meaning of Rule 436(g)(2) under the 1933 Act (a "Rating Agency") of any decrease or intended decrease in any rating of any securities of the Company or of any intended change in any such rating that does not indicate the direction of the possible change of any such rating, in each case by any such Rating Agency.

(i)                  Restriction on Sale of Securities.  During a period of 90 days from the date of the Prospectus Supplement, the Company shall not, directly or indirectly, without the prior written consent of the Representatives, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap, or any other agreement or any transaction, that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.  The foregoing sentence shall not apply to (A) the Shares, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion or exchange of a security outstanding on the date hereof, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company, (D) any shares of Common Stock issued pursuant to any nonemployee director stock plan or dividend reinvestment and stock repurchase plan in effect on the date hereof, (E) any shares of Common Stock issued by the Company to fund the PNM Resources, Inc. Executive Savings Plan and any shares of Common Stock issued to a trust formed by the Company or any of its subsidiaries in connection with any deferred compensation arrangements in existence as of the date hereof, (F) Common Stock offered or sold by the Company in connection with its proposed acquisition of TNP Enterprises, Inc., and (G) the issuance and sale by the Company of up to 4,945,000 equity units pursuant to that certain underwriting agreement by and among the Company and Banc of America Securities LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the underwriters named therein, dated the same date hereof.

(j)                 Payment of Expenses.  Whether or not any sale of the Shares is consummated, the Company will pay or cause to be paid the following:  (i) the fees, disbursements and expenses of counsel for the Company and the Accountants in connection with the registration of the Shares under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments or supplements thereto and the mailing and delivering of copies thereof to the Underwriters and any dealers; (ii) the cost of printing or producing this Agreement, any blue sky memorandum, closing documents (including any compilations thereof) and other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses (not to exceed $5,000) in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 4(f) hereof, including the fees and disbursements of Underwriters' Counsel in connection with such qualification and in connection with any such blue sky memorandum; (iv) the fees and expenses incurred in connection with the listing of the Shares on the NYSE; (v) the cost of preparing the Shares; (vi) the fees and disbursements of the Company's transfer agent and registrar; (vii) any fees charged by securities ratings services for rating the Company or any of the Company's securities; (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Shares; (ix) any fees payable to DTC in connection with the delivery of the Shares; (x) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing and offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; and (xi) all other costs and expenses incident to the performance of the Company's obligations hereunder that are not otherwise specifically provided for in this Section 4(j); but, if for any reason the Shares are not delivered by or on behalf of the Company as provided herein (other than due to a default by the Underwriters), the Company will reimburse the Underwriters for all out-of-pocket expenses, including fees and disbursements of Underwriters' Counsel, reasonably incurred by the Underwriters, in making preparations for the purchase, sale and delivery of the Shares, but the Company shall then be under no further liability to the Underwriters with respect to the Shares except as provided in this Section 4(j) and Section 7 hereof.  It is understood that, except as provided in this Section 4(j) and Section 7 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of Underwriters' Counsel and any advertising expenses in connection with any offers the Underwriters may make.

(k)               Listing.  The Company will use its best efforts to effect the listing of the Shares on the NYSE.

(l)                  Use of Proceeds.  The Company will use the net proceeds from the issuance and sale of the Shares in the manner described in the Prospectus under "Use of Proceeds".

(m)              Electronic Version of Company Logos.  The Company will, upon request of any Underwriter, furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

(n)                Sarbanes-Oxley Act.  The Company will continue to comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and will use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(o)               Anti-manipulation.  The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the 1934 Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

5.                  Conditions to the Obligations of the Underwriters.  The obligations of the several Underwriters under this Agreement shall be subject to the condition that all representations and warranties of the Company contained in this Agreement are, at and as of each Closing Date, true and correct, the condition that the Company shall have performed all of its obligations hereunder on or prior to each Closing Date and the following additional conditions:

(a)                Filing of Prospectus with SEC; No Stop Order; Regulatory Orders in Full Force and Effect.  The Prospectus, and any supplements thereto, shall have been filed with the SEC within the time period prescribed for such filing by Rule 424(b) under the 1933 Act and in accordance with Section 3(a) hereof; all requests for additional information on the part of the SEC shall have been complied with to the reasonable satisfaction of the Underwriters; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the SEC; and the 1935 Act Order shall be in full force and effect and sufficient to authorize the transactions contemplated by this Agreement.

(b)               Opinion of Underwriters' Counsel.  At the Closing Date, Underwriters' Counsel shall have furnished to the Underwriters an opinion, dated the Closing Date, with respect to such matters as the Representatives may reasonably request and Underwriters' Counsel shall have received such documents and information as it may reasonably request to enable it to pass upon such matters.  In rendering such opinion, such counsel (A) may rely as to matters involving the application of the laws of the State of New Mexico upon the opinion of Keleher & McLeod, P.A., counsel for the Company, rendered pursuant to Section 5(c)(1) hereof and (B) may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

(c)                Opinion of Company Counsel.  (1)  At the Closing Date, Keleher & McLeod, P.A., counsel for the Company, shall have furnished to the Underwriters an opinion, dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

(i)                  the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Mexico, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus and to enter into and to perform its obligations under, or as contemplated by, this Agreement; and is duly qualified to do business as a foreign corporation in good standing under the laws of each jurisdiction which requires such qualification where the failure to be so qualified would, individually or in the aggregate, reasonably be expected to cause a Material Adverse Change;

(ii)                each significant subsidiary (as defined in Rule 405 under the 1933 Act) of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus; each such significant subsidiary is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, where the failure to be so qualified would, individually or in the aggregate, reasonably be expected to cause a Material Adverse Change; and all of the issued and outstanding common stock of each such significant subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable, and all of such common stock is owned by the Company, directly or indirectly, and is, to the knowledge of such counsel after reasonable inquiry, free from liens, encumbrances and defects of title;

(iii)               to the knowledge of such counsel after reasonable inquiry, and except as set forth or contemplated in the Prospectus, (x) no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to cause a Material Adverse Change; and (y) no labor disturbance by or dispute with the employees of the Company exists or is threatened or is imminent that could reasonably be expected to cause a Material Adverse Change;

(iv)              this Agreement has been duly authorized, executed and delivered by the Company;

(v)                the Company has an authorized capitalization as set forth in the Prospectus; the Shares have been duly authorized for issuance and sale pursuant to this Agreement and when issued and delivered by the Company pursuant to this Agreement will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or other similar rights;

(vi)              neither the issue and sale of the Shares, the compliance by the Company with this Agreement, nor the consummation of the transactions herein contemplated, will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its significant subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its significant subsidiaries or (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument known to such counsel after reasonable inquiry to which the Company or any of its significant subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation or, to the knowledge of such counsel after reasonable inquiry, judgment, order or decree applicable to the Company or any of its significant subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its significant subsidiaries or any of its or their properties; the execution, delivery and performance of this Agreement will not require the approval or consent of any holder or trustee of any debt or other obligations or securities of the Company which will not have been obtained;

(vii)             the Company is not and after the application of the proceeds from the sale of the Shares as described in the Prospectus, will not be, an "investment company," or an entity "controlled" by an investment company, as such terms are defined in the Investment Company Act of 1940, as amended;

(viii)           except as may be required under the 1935 Act and the Federal Power Act (as to which laws counsel need not express an opinion) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required for the issue and sale of the Shares by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act and such as may be required under the blue sky laws of any jurisdiction (as to which counsel need not express an opinion) in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated herein and in the Prospectus;

(ix)              the Registration Statements, at the Effective Date, and the Prospectus, at the time it was filed with the SEC pursuant to Rule 424(b) under the 1933 Act (except in each case as to financial statements and other financial or statistical data contained or incorporated by reference therein, upon which such counsel need not pass), complied as to form in all material respects with the requirements of the 1933 Act and the respective rules and regulations of the SEC thereunder; each Incorporated Document as originally filed pursuant to the 1934 Act (except as to financial statements and other financial or statistical data contained or incorporated by reference therein, upon which such counsel need not pass) complied as to form when so filed in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC thereunder; each Registration Statement has become, and on the Closing Date is, effective under the 1933 Act and, to the best of such counsel's knowledge, no proceedings for a stop order with respect thereto are threatened or pending under Section 8 of the 1933 Act; and nothing has come to the attention of such counsel that has caused it to believe that the Registration Statements (except as to financial statements and other financial or statistical data contained or incorporated by reference therein, upon which such counsel need not pass), at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except as to financial statements and other financial or statistical data contained or incorporated by reference therein, upon which such counsel need not pass), at the time it was filed with the SEC pursuant to Rule 424(b) under the 1933 Act or on the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(x)                the statements set forth in the Prospectus under the caption "Description of Capital Stock," insofar as they purport to constitute a summary of the terms of the Shares are accurate summaries in all material respects.

Such opinion shall also state that such counsel has no knowledge of any litigation, pending or threatened, that challenges the validity of the Shares or this Agreement, or that seeks to enjoin the performance of the Company's obligations hereunder.

In rendering such opinion, such counsel may rely (A) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials, and (B) as to matters involving the application of the laws of the State of New York upon the opinion of Underwriters' Counsel, rendered pursuant to Section 5(b) hereof.  Such counsel's opinion may further state that it is addressed to the Underwriters and is rendered solely for their benefit and may not be relied upon in any manner by any other person (other than Underwriters' Counsel as to certain matters involving the application of the laws of the State of New Mexico in their respective opinions to the Underwriters on the date of such opinions) without such counsel's prior written consent.  References to the Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

(d)               Opinion of Regulatory Counsel.

(i)                  At the Closing Date, Pillsbury Winthrop LLP, special counsel for the Company, shall have furnished to the Underwriters an opinion, dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that the 1935 Act Order has been entered by the SEC, authorizing the transactions contemplated by this Agreement; such order is in full force and effect and is not subject to any pending appeal or request for rehearing or reconsideration; and such order is sufficient to authorize the issuance and sale of the Shares by the Company pursuant to this Agreement.

(ii)                At the Closing Date, Hogan & Hartson L.L.P., special counsel for the Company, shall have furnished to the Underwriters an opinion, dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that no consent, approval, authorization, filing with or order of the Federal Energy Regulatory Commission is required for the issue and sale of the Shares by the Company pursuant to this Agreement.

(e)                Letters of Accountants.  On the date of this Agreement, and at the Closing Date, the Accountants shall have furnished to the Underwriters letters, dated the date of this Agreement and the Closing Date, respectively, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the 1933 Act and the rules and regulations of the SEC thereunder with respect to the Company and its subsidiaries and stating in effect that:

(i)                  in the opinion of the Accountants, the consolidated financial statements and schedules included or incorporated by reference in the Prospectus and audited by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the respective rules and regulations of the SEC thereunder; and

(ii)                on the basis of a reading of the unaudited consolidated financial statements included or incorporated by reference in the Prospectus and the latest available interim unaudited consolidated financial statements of the Company, the performance of the procedures specified by the American Institute of Certified Public Accountants for a review of any such financial statements as described in Statement on Auditing Standards No. 100, inquiries of officials of the Company responsible for financial and accounting matters and a reading of the minutes of meetings of the stockholders and the Board of Directors of the Company and the Audit Committee thereof through a specified date not more than five days prior to the date of the applicable letter, nothing came to the attention of the Accountants that caused them to believe that:  (A) any material modification should be made to the unaudited consolidated financial statements included or incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles or any such financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act or the 1934 Act and the respective rules and regulations of the SEC thereunder; (B) for the period from the date of the latest consolidated financial statements included or incorporated by reference in the Prospectus through the date of the most recent available consolidated financial statements of the Company and at a subsequent date not more than five days prior to the date of such letter, there were any decreases in total consolidated operating revenues, operating income or net income as compared with the comparable period of the preceding year; or (C) at the date of the most recent available financial statements of the Company and at a subsequent date not more than five days prior to the date of such letter, there was any change in the capital stock of the Company, any increase in long-term debt of the Company, any decrease in consolidated net current assets (working capital) of the Company or any decrease in common stockholders' equity of the Company as compared with the amounts shown in the most recent consolidated balance sheet included or incorporated by reference in the Prospectus, except in all instances for changes, increases or decreases that the Prospectus discloses have occurred or may occur; or, in each such case, for changes, increases or decreases that are described in such letter that are reasonably satisfactory to the Representatives.

Such letter shall also cover such other matters as the Representatives shall reasonably request, including but not limited to the Company's "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Company's financial statements included or incorporated by reference in the Prospectus and any other information of an accounting or financial nature included or incorporated by reference therein that is derived from the accounting records of the Company.

(f)                 No Material Changes.  (i)  Neither the Company nor any of its subsidiaries shall have sustained, since the date of the most recent audited consolidated financial statements included or incorporated by reference in the Prospectus, any loss or interference with their business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus, there shall not have been any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or consolidated results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as described in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), in the sole judgment of the Representatives is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement other than the Prospectus Supplement filed after the date hereof) or to enforce contracts for the sale of any Shares.

(g)                Approval of Listing.  At the Closing Date, the Shares shall have been approved for listing on the NYSE, subject only to official notice of issuance.

(h)                Lock-up Agreements.  At the date of this Agreement, the Underwriters shall have received an agreement substantially in the form of Exhibit A attached hereto signed by the persons listed on Schedule III attached hereto.

(i)                  Nonoccurrence of Certain Events.  On or after the date of this Agreement, and prior to each Closing Date, there shall not have occurred any of the following: (i) a suspension or limitation of trading in securities of the Company or generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market or any setting of minimum or maximum prices for trading thereon; (ii) a general moratorium on commercial banking activities in New York, New York declared by the relevant authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (iv) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, which, in the case of either clause (iii) or (iv) in the sole judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus or to enforce contracts for the sale of any of the Shares.

(j)                 Officers' Certificate.  At the Closing Date, the Company shall have furnished or caused to be furnished to the Underwriters a certificate, dated the Closing Date, of (i) the chief executive officer, the President or any Senior Vice President of the Company and (ii) the Treasurer of the Company in which such officers shall state that the representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of the Closing Date, and that the Company has complied with all agreements and has satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and that, subsequent to the respective dates as of which information is given in the Prospectus, there has been no material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or consolidated results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as described in the Prospectus.

(k)               Other Documents and Certificates.  At each Closing Date, Underwriters' Counsel shall have been furnished with all such documents, certificates and opinions as Underwriters' Counsel may reasonably request and that are customary for transactions of a similar nature, and of which the Company has been notified in writing prior to the date hereof, in order to evidence the accuracy and completeness of any of the representations, warranties, certificates or other written statements of the Company provided to the Underwriters pursuant to this Agreement, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained.  All proceedings taken by the Company at or prior to each Closing Date in connection with the authorization, issuance and sale of the Shares as contemplated by this Agreement, including, without limitation, the execution of this Agreement, shall be reasonably satisfactory in form and substance to the Underwriters and Underwriters' Counsel.

In case any of the conditions specified above in this Section 5 shall not have been fulfilled, this Agreement may be terminated by the Underwriters upon mailing or otherwise delivering written notice thereof to the Company.  Any such termination shall be without liability of any party to any other party except as otherwise provided in Section 7 and Section 4(j) hereof and the paragraph immediately below.

If this Agreement shall be terminated by the Underwriters pursuant to the immediately preceding paragraph or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, then in any such case, the Company will reimburse the Underwriters for all out-of-pocket expenses (in addition to the fees and disbursements of counsel to the Underwriters as provided in Section 4(j)) reasonably incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder and, upon such reimbursement, the Company shall be absolved from any further liability hereunder, except as provided in Section 4(j) and Section 7.

The documents required to be delivered by this Section 5 shall be delivered at the office of Troutman Sanders LLP, counsel for the Underwriters, at 600 Peachtree Street, Suite 5200, Atlanta, Georgia 30308, on the Closing Date.

6.                  Conditions of the Obligations of the Company.  The obligations of the Company under this Agreement to deliver the Shares shall be subject to the conditions set forth in Section 5(a) of this Agreement.  In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Representatives.  Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 4(j) and 7 hereof.

7.                  Indemnification and Contribution.

(a)                The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls each Underwriter within the meaning of either the 1933 Act or the 1934 Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof (or, in the case of any action arising out of the issuance and sale of the Shares, in any prior registration statement to which the Prospectus, as a combined prospectus under Rule 429 of the rules and regulations of the Commission under the 1933 Act, relates), or in the Prospectus, any Preliminary Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.  The indemnity agreement of the Company contained in this Section 7(a) and the representations and warranties of the Company contained in Section 1 hereof shall remain operative and in full force and effect, regardless of any investigation made by the Underwriters or on the Underwriters' behalf or any such controlling person, and shall survive delivery of the Shares.

(b)               Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the 1933 Act or the 1934 Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity.  This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.  The Company acknowledges that the Underwriter Information (as defined in Section 1(b) hereof) constitutes the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.  The Underwriters' indemnity agreement contained in this Section 7(b) shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company or any such controlling person, and shall survive delivery of the Shares.

(c)                Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, promptly notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraphs (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) or (b) above.  The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party.  Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.  An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d)               In the event that the indemnity provided in paragraphs (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each indemnifying party shall severally contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and by the Underwriters on the other hand from the offering of the Shares; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Shares) be responsible for any amount in excess of the underwriting discount or commission applicable to the Shares purchased by such Underwriter hereunder.  If the allocation provided by the immediately preceding sentence is unavailable for any reason, each indemnifying party shall severally contribute to the Losses to which such indemnified party may be subject in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be net proceeds in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the cover page of the Prospectus, bear to the aggregate public offering price of the Shares as set forth on such cover.  Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand, or the Underwriters on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters' obligations to contribute as provided in this paragraph (d) are several in proportion to their respective underwriting commitments and not joint.  For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the 1933 Act or the 1934 Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter and each person who controls the Company within the meaning of either the 1933 Act or the 1934 Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

8.                  Representations, Warranties and Agreements to Survive Delivery.  The respective indemnities, agreements, representations, warranties and other statements of the Company and the Underwriters, as set forth in this Agreement or made by or on behalf of the Company or the Underwriters, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriters, any of their officers, directors, employees, agents or other representatives or controlling persons, or the Company, any officer or director of the Company who signed the Registration Statements or any controlling person of the Company, and shall survive delivery of and payment for the Shares.

9.                  Notices.  All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed and confirmed to:

Banc of America Securities LLC
9 West 57th Street
New York, New York 10019
Attention: David McSweeney
Facsimile: (312) 974-9027

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
Attention: Rizvan Dhalla
Facsimile: (212) 507-4093

Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288-8905
Attention: Mark Waxman
Facsimile: (443) 263-6894

with a copy to:	Troutman Sanders LLP
600 Peachtree Street
Suite 5200
Atlanta, Georgia 30308
Attention: Terry C. Bridges, Esq.
Facsimile: (404) 962-6731

or, if sent to the Company, will be mailed, delivered or telefaxed and confirmed to:

PNM Resources, Inc.
Alvarado Square
Albuquerque, New Mexico 87158
Attention: Treasurer
Facsimile: (505) 241-2369

with a copy to:	Keleher & McLeod, P.A.
414 Silver Ave. SW
12th Floor
Albuquerque, New Mexico 87102
Attention: Charles L. Moore, Esq.
Facsimile: (505) 346-1345

10.              Default by an Underwriter.  If any one or more Underwriter or Underwriters shall fail to purchase and pay for any of the Shares agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the number of Shares set forth opposite their names in Schedule II hereto bears to the aggregate number of Shares set forth opposite the names of all the remaining Underwriters) the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate number of Shares set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Shares, and if such nondefaulting Underwriters do not purchase all the Shares, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company.  In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected.  Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.  The term "Underwriter" for purposes of this Agreement includes any such person substituted for the defaulting Underwriter.  Notwithstanding any termination pursuant to this Section 10, the provisions of Sections 4(j), 7, 8 and 12 hereof shall remain in effect.

11.              Termination.  This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery and payment for the Shares, if at any time prior to such time any of the following occurs: (i) a suspension or limitation of trading in securities of the Company or generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market or any setting of minimum or maximum prices for trading thereon; (ii) a general moratorium on commercial banking activities in New York, New York declared by the relevant authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (iv) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, which, in the case of either clause (iii) or (iv) in the sole judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement thereto) or to enforce contracts for the sale of any of the Shares.

12.              Miscellaneous.  The rights and duties of the parties to this Agreement shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.  This Agreement shall be binding upon, and inure solely to the benefit of, the parties to this Agreement and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  No person who purchases any of the Shares from the Underwriters shall be deemed a successor or assign by reason merely of such purchase.  This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.  The word "or" shall not be exclusive, and all references in this Agreement to the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or subdivision hereof, and the captions to such Sections and subdivisions are for convenience only and shall not affect the construction hereof.  The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, without the Underwriters imposing any limitation of any kind.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company the enclosed duplicate hereof, whereupon this Agreement will become a binding agreement between the Company and the Underwriters in accordance with its terms.

Very truly yours,

PNM RESOURCES, INC.

By:     /s/ Jeffry E. Sterba__________

Name: Jeffry E. Sterba
                                                                                                         Title:   Chairman, President and Chief Executive Officer

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date specified in Schedule I hereto.

Banc of America Securities LLC
Morgan Stanley & Co. Incorporated
Wachovia Capital Markets, LLC
as Representatives of the Underwriters listed in Schedule II hereto

By:  BANC OF AMERICA SECURITIES LLC

By:       /s/ S. David McSweeney________

Name: S. David McSweeney
          Title:   Managing Director

By:  MORGAN STANLEY & CO. INCORPORATED

By:        /s/ David Scharzbach

Name: David Scharzbach
          Title:   Executive Director

By:  WACHOVIA CAPITAL MARKETS, LLC

By:       /s/ Mark Waxman

Name: Mark Waxman
          Title:   Director

For themselves and the other several Underwriters
named in Schedule II to the foregoing Underwriting Agreement.

SCHEDULE I

Underwriting Agreement dated March 23, 2005

Registration Statement Nos. 333-121059 and 333-106080

Total Number of Firm Shares Being Purchased:  3,400,000

Total Number of Option Shares Being Offered: 510,000

Purchase Price Per Firm Share:  $25.8903

Purchase Price Per Option Share:  $25.8903

Price to Public Per Share:  $26.76

Total Purchase Price for Firm Shares to be Paid by Underwriters on the First Closing Date:       $88,027,020

First Closing Date:  March 30, 2005, 10:00 AM New York City Time

First Closing Location:  Troutman Sanders LLP, 600 Peachtree Street, Atlanta, Georgia 30308

SCHEDULE II

Underwriters	Number of Firm Shares to be Purchased
Wachovia Capital Markets, LLC	782,000
Banc of America Securities LLC	663,000
Morgan Stanley & Co. Incorporated	663,000
Citigroup Global Markets Inc.	510,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	510,000
Southwest Securities, Inc.	170,000
Janney Montgomery Scott LLC	102,000
TOTAL:	3,400,000

SCHEDULE III

List of persons subject to lock-up

Directors

Adelmo E. Archuleta

Robert G. Armstrong

Julie A. Dobson

Manuel T. Pacheco

Robert M. Price

Bonnie S. Reitz

Jeffrey E. Sterba

Joan B. Woodard

Executive officers

Alice A. Cobb

John R. Loyack

Patrick T. Ortiz

Eddie Padilla, Jr.

William J. Real

Hugh W. Smith

Thomas G. Sategna

Jeffrey E. Sterba

Exhibit A

March 23, 2005

Banc of America Securities LLC
9 West 57th Street
New York, New York 10019

J.P. Morgan Securities Inc.
277 Park Avenue
New York, New York 10017

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

as Representatives of the Underwriters
named in the below-referenced Equity Units
Underwriting Agreement

Banc of America Securities LLC
9 West 57th Street
New York, New York 10019

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288-8905

as Representatives of the Underwriters
named in the below-referenced Equity
Underwriting Agreement

Re:       Proposed Public Offerings by PNM Resources, Inc.

Ladies and Gentlemen:

The undersigned, a stockholder of PNM Resources, Inc., a New Mexico corporation (the "Company"), understands that (i) Banc of America Securities LLC, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as Representatives (the "Equity Units Representatives"), propose to enter into an Underwriting Agreement (the "Equity Units Underwriting Agreement") with the Company in connection with the Company's public offering of the Company's equity units, and (ii) Banc of America Securities LLC, Morgan Stanley & Co. Incorporated and

 Wachovia Capital Markets, LLC, as Representatives (together with the Equity Units Representatives, the "Representatives"), propose to enter into an Underwriting Agreement (the "Equity Underwriting Agreement" and, together with the Equity Units Underwriting Agreement, the "Underwriting Agreements" and each, an "Underwriting Agreement") with the Company, in connection with the Company's public offering of shares of the Company's common stock, no par value (the "Common Stock").  In recognition of the benefit that such offerings will confer upon the undersigned as a stockholder and an officer and/or director of the Company subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter named in the Underwriting Agreements that, during a period of 90 days from the date of each Underwriting Agreement, the undersigned will not, without the prior written consent of the Representatives, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

Very truly yours,

Signature:

Print Name:

Title: